UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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DISTRIBUTED ENERGY SYSTEMS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 22, 2005

Dear Distributed Energy Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Distributed Energy Systems Corp. The Annual Meeting will be held at The Inn at Middletown, 70 Main Street, Middletown, Connecticut 06457, on Thursday, June 9, 2005, beginning at 11:00 a.m., local time.

The enclosed proxy statement describes the matters that will be presented at the Annual Meeting: (1) the election of two Class II directors for a three-year term to extend until the 2008 Annual Meeting of Stockholders, (2) approval of the material terms and continuance of our 2003 Stock Incentive Plan to preserve our ability to receive certain corporate income tax deductions that may be available pursuant to Internal Revenue Code Section 162(m) and approval of an increase in the number of shares of common stock authorized for issuance under the 2003 Stock Incentive Plan from 7,700,000 shares to 8,600,000 shares, (3) approval of an increase in the number of shares of common stock authorized for issuance under the 2003 Employee Stock Purchase Plan from 250,000 shares to 550,000 shares and (4) the ratification of the selection of PricewaterhouseCoopers LLP as our registered public accounting firm for the current fiscal year.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. You may also vote electronically as directed on the proxy. If you decide to attend the Annual Meeting and vote in person, signing the proxy will not prevent you from voting your stock as you wish, as the proxy is revocable at your option.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Walter W. Schroeder

President

DISTRIBUTED ENERGY SYSTEMS CORP.

10 Technology Drive

Wallingford, CT 06492

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 9, 2005

The Annual Meeting of Stockholders of Distributed Energy Systems Corp. will be held at The Inn at Middletown, 70 Main Street, Middletown, Connecticut 06457, on Thursday, June 9, 2005, beginning at 11:00 a.m., local time, to consider and act upon the following matters:

1.	To elect two Class II directors for a three-year term extending until the 2008 Annual Meeting of Stockholders.

2.	To approve the material terms and continuance of our 2003 Stock Incentive Plan to preserve our ability to receive certain corporate income tax deductions that may be available pursuant to Internal Revenue Code Section 162(m) and to approve an increase in the number of shares of common stock authorized for issuance under the 2003 Stock Incentive Plan from 7,700,000 shares to 8,600,000 shares.

3.	To approve an increase in the number of shares of common stock authorized for issuance under the 2003 Employee Stock Purchase Plan from 250,000 shares to 550,000 shares.

4.	To ratify the selection by the board of directors of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm for the current fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The board of directors has no knowledge of any other business to be transacted at the Annual Meeting.

Holders of record of the Company’s common stock at the close of business on April 15, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of the Company’s stockholders is open for examination to any stockholder at the principal executive offices of the Company, 10 Technology Drive, Wallingford, CT 06492 and will be available at the Annual Meeting.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

John A. Glidden

Secretary

April 22, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY AS DIRECTED ON THE PROXY. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

DISTRIBUTED ENERGY SYSTEMS CORP.

10 Technology Drive

Wallingford, CT 06492

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 9, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Distributed Energy Systems Corp. for use at the Annual Meeting of Stockholders to be held on Thursday, June 9, 2005, and at any adjournment thereof.

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying notice of meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

On April 15, 2005, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 35,913,659 shares of common stock of the Company, par value $.01 per share. Each share of common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

The notice of meeting, this proxy statement, the enclosed proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 are first being sent or given to stockholders on or about April 22, 2005. The Company will, upon written request of any stockholder and the payment of an appropriate processing fee, furnish copies of the exhibits to its Annual Report on Form 10-K. Please address all such requests to Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492, Attention: John A. Glidden, Secretary.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 31, 2005 by (i) each person who has reported to the Securities and Exchange Commission beneficial ownership of more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) the chief executive officer of the Company and the four other most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2004 (the “Named Executive Officers”), and (iv) all executive officers, directors and nominees for director of the Company as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

Except as set forth herein, the business address of the named beneficial owner is c/o Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENT OF CLASS (%)
Lloyd I. Miller, III (2) 4550 Gordon Drive Naples, FL 34102	3,546,814	9.9%
Dimensional Fund Advisors Inc. (3) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,199,359	6.1%
Robert W. Shaw, Jr. (4)	920,461	2.6%
Walter W. Schroeder (5)	1,038,965	2.8%
Clint Coleman (6)	216,918	*
Gerald B. Ostroski (7)	123,333	*
Philip R. Sharp (8)	90,166	*
James H. Ozanne (9)	342,643	*
Theodore Stern (10)	105,645	*
Paul F. Koeppe (11)	153,565	*
Mark E. Murray (12)	—	*
Robert J. Friedland (13)	542,927	1.5%
Darren Jamison (14)	12,500	*
All executive officers, directors and nominees for directors, as a group (20 individuals) (15)	4,728,855	12.5%

*	Less than 1%.
(1)	The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 2005 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.
(2)	Represents 1,437,655 shares of common stock held of record under certain trusts for which Mr. Miller is the named custodian and 2,059,759 shares of common stock held of record by Milfam II, L.P., for which Mr. Miller is the general partner. Also includes 49,400 shares of common stock beneficially owned directly by Mr. Miller. This information is derived solely from a Schedule 13G and Form 4 filed by Mr. Miller with the United States Securities and Exchange Commission on February 4, 2005 and February 9, 2005, respectively.
(3)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. This information is derived solely from a Schedule 13G filed by Dimensional with the United States Securities and Exchange Commission on February 9, 2005.
(4)

Includes 63,266 shares of common stock held of record by Utech Climate Challenge Fund, L.P., 76,316 shares of common stock held of record by Micro-Generation Technology Fund, LLC, and 5,553 shares of common stock held of record by Arete Climate Challenge Partners, LLC.

Dr. Shaw is president of Arete Corporation, which is the manager of Micro-Generation Technology Fund, LLC, and of Arete Climate Challenge Partners, LLC. Arete Climate Challenge Partners, LLC is the general partner of Utech Climate Challenge Fund, L.P. Dr. Shaw disclaims beneficial ownership of these shares. Also includes 157,500 shares subject to options held by Dr. Shaw exercisable within 60 days after March 31, 2005, warrants to purchase 114,729 shares of common stock and 503,097 shares that are beneficially owned.

(5)	Includes 693,096 shares subject to options exercisable within 60 days after March 31, 2005.
(6)	Includes 9,828 shares subject to options exercisable within 60 days after March 31, 2005, and warrants to purchase 49,757 shares of common stock.
(7)	Includes 15,000 shares of common stock held of record by a trust of which Mr. Ostroski and his wife are trustees. Also includes 106,333 shares subject to options held by Mr. Ostroski which are exercisable within 60 days after March 31, 2005. Does not include shares of common stock beneficially owned by MP Investments, Inc., a wholly owned subsidiary of Minnesota Power, Inc. Mr. Ostroski served as a vice president of Minnesota Power until his retirement in July 2002, but does not have or share investment or voting control over these shares.
(8)	Includes 89,166 shares subject to options exercisable within 60 days after March 31, 2005.
(9)	Includes 70,687 shares subject to options exercisable within 60 days after March 31, 2005.
(10)	Includes 40,166 shares subject to options exercisable within 60 days after March 31, 2005. Includes 34,339 shares of common stock and warrants to purchase 31,080 shares of common stock held of record by Bomoseen Associates L.P. Mr. Stern is general partner of Bomoseen Associates, L.P.
(11)	Includes 41,666 shares subject to options exercisable within 60 days after March 31, 2005 and warrants to purchase 49,527 shares of common stock.
(12)	No shares subject to options exercisable within 60 days after March 31, 2005.
(13)	Includes 216,615 shares subject to options exercisable within 60 days after March 31, 2005.
(14)	Includes 12,500 shares subject to options exercisable within 60 days after March 31, 2005.
(15)	See notes 4 through 14 above. Also includes 609,056 shares of common stock subject to options exercisable within 60 days after March 31, 2005 and warrants to purchase 109,262 shares of common stock owned by officers not separately listed.

Votes Required

The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

The affirmative vote of the holders of shares of common stock representing a plurality of the votes cast on the matter is required for the election of the Class II directors. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the other matters to be voted on at the Annual Meeting and to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm for the current year.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the ratification of the selection of the auditors) that require the affirmative vote of a certain percentage of the votes cast or the shares voting on the matter.

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

The Company has a classified board of directors currently consisting of three Class I directors, two Class II directors and two Class III directors. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2007, 2005 and 2006, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The persons named in the enclosed proxy will vote to elect, as Class II directors, James H. Ozanne and Theodore Stern, unless authority to vote for the nominees is withheld by marking the proxy to that effect. Each Class II director will be elected to hold office until the 2008 annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation, or removal).

Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

For each member of the board of directors whose term of office as a director continues after the Annual Meeting, including those who are nominees for election as Class II directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly-held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company. Information with respect to the number of shares of common stock beneficially owned by each director and nominee for director, directly or indirectly, as of April 15, 2005 appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Paul F. Koeppe, and Theodore Stern, each of whom previously served as a director of the Company’s subsidiary Northern Power Systems, Inc., became directors of the Company upon the merger with Northern in December 2003. The remaining directors of the Company, all of whom previously served as directors of the Company’s subsidiary Proton Energy Systems, Inc., were appointed at the time of the Company’s formation in May 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES NAMED ABOVE.

Nominees for Terms Expiring in 2008 (Class II Directors)

James H. Ozanne is 61 years old and became a director of Proton in September 2002. Mr. Ozanne is chairman of Greenrange Partners, a venture capital investment company. He was previously chairman of Nations Financial Holdings Corporation, president and chief executive officer of US West Capital Corporation and executive vice president of General Electric Capital Corporation. He became a director of FSA Holdings in January 1990 and was vice chairman from May 1998 to July 2000. Mr. Ozanne also serves as non-executive chairman Select Portfolio Serving, Inc.

Theodore Stern is 75 years old and became a director of Northern in 1998. Mr. Stern is the Chairman of the Board of Directors of UCN Inc., a telecommunications provider. Mr. Stern was Chief Executive Officer of UCN Inc. until January 1, 2005. Mr. Stern was Senior Executive Vice President and a member of the board of directors of Westinghouse Electric Corp., where he was responsible for the electrical utility and environmental system businesses. Mr. Stern holds a B.S. in Mechanical

Engineering from Pratt Institute and an M.S. in Mathematics from New York University. Between 1998 and 2000, Mr. Stern was a management consultant operating as a sole proprietor of Strategy Advisors Group.

Directors Whose Terms Expire in 2007 (Class I Directors)

Paul F. Koeppe is 55 years old and became a director of Northern in 1998. Prior to his retirement in 2001, Mr. Koeppe served as Executive Vice President of American Superconductor, an electricity solutions company. Mr. Koeppe joined American Superconductor in 1997, in connection with the acquisition of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems which Mr. Koeppe founded and served as President. From 1993 to 1995, Mr. Koeppe was Acting CEO and Chairman of the Executive Committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply packages. Mr. Koeppe holds an Associate of Science Degree in Electrical Power Technology and an Associate of Arts Degree in Materials Management, both earned at Lakeshore Technical College, and a Bachelor of Arts Degree in Business and Economics earned at Lakeland College.

Gerald B. Ostroski is 63 years old and became a director of Proton in February 1999. Mr. Ostroski has served as vice president of Minnesota Power, Inc. since January 1982 until his retirement from that firm as Vice President, Emerging Technology Investments in July of 2002. During his tenure at Minnesota Power, Mr. Ostroski also served as president of Minnesota Power’s Synertec subsidiary and served as a director or officer of several other Minnesota Power subsidiaries. He also served on the Board of Directors of the Minnesota High Technology Association, and serves on and chaired the University of Minnesota’s Natural Resources Research Institute Industry Advisory Board. Prior to his retirement, Mr. Ostroski was a registered professional engineer, licensed in Minnesota and North Dakota. Mr. Ostroski holds a BSEE from the University of Wisconsin.

Philip R. Sharp is 62 years old and became a director of Proton in March 1999. Dr. Sharp has served as a lecturer at the John F. Kennedy School of Government of Harvard University since February 1995. From July 1995 to February 1998, Dr. Sharp also served as director of Harvard University’s Institute of Politics, and is currently a member of the Institute’s senior advisory board. From 1975 to 1995, Dr. Sharp served as a member of the U.S. House of Representatives, representing the second district of Indiana. He was a member of the House Energy and Commerce Committee and the Interior Committee. Dr. Sharp also chaired the Subcommittee on Fossil and Synthetic Fuels and the Energy and Power Subcommittee. Dr. Sharp holds a BSFS in foreign service and a PhD in government from Georgetown University. He serves as a director of Cinergy Corp. and the Electric Power Research Institute.

Directors Whose Terms Expire in 2006 (Class III Directors)

Walter W. Schroeder is 56 years old and was one of Proton’s founders. He became a director of Proton and its president and chief executive officer in August 1996. He became president of the Company in December 2003. From 1991 to August 1996, Mr. Schroeder served as an officer of AES Corp., an independent power company. From 1986 to 1991, Mr. Schroeder was a vice president in the investment banking division of Goldman Sachs & Co. Mr. Schroeder holds BS and MS degrees from Massachusetts Institute of Technology.

Robert W. Shaw, Jr. is 63 years old and has served as Proton’s chairman of the board of directors since Proton’s founding in August 1996 and continues to serve as chairman of Distributed Energy Systems Corp. after the merger with Northern. Dr. Shaw has served as president of Arete Corporation, a private investment firm, since March 1997. From 1983 to 1997, Dr. Shaw served as president of Arete Ventures, Inc., a private investment firm he founded to invest in the fields of modular/dispersed power generation, renewable power generation and specialty materials. Prior to that time, Dr. Shaw was a senior vice president and director of Booz Allen & Hamilton, a consulting firm, where he founded the firm’s energy division. Dr. Shaw holds BEP and MS degrees from Cornell University, an MPA from American University and a PhD in applied physics from Stanford University. In addition, he serves as a director of Evergreen Solar, Inc., a public company which makes photovoltaic products, and of CellTech Power, Inc. and H2Gen Innovations, Inc., each a private power technology company.

Board and Committee Meetings

The board of directors of the Company met eight times (including by telephone conference) during 2004. Each of our incumbent directors attended at least 75% of the meetings of the board of directors and of the committees on which they served during 2004.

The board of directors has three standing committees: Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee. The board of directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that the members of our board of directors, other than Mr. Schroeder, are “independent” within the meaning of the rules of the NASDAQ Stock Market. Moreover, the board of directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Audit Committee of our board of directors is also “independent” within the meaning of the rules of the Securities and Exchange Commission. Each of the Company’s Compensation, Audit and Nominating and Corporate Governance Committees is comprised of independent directors.

The charters for the Company’s Compensation, Audit and Nominating and Corporate Governance Committees, together with the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on the investor relations section of the Company’s website at http://www.distributed-energy.com. The board of directors regularly reviews corporate governance developments and modifies these policies and charters as warranted. Any modifications are reflected on the Company’s website at the address indicated above.

The Compensation Committee has the authority and responsibility to establish the compensation of, and compensation policies applicable to, the Company’s executive officers and administers and grants stock options and other stock-based awards pursuant to the Company’s stock plans. The Compensation Committee held six meetings during 2004. The current members of the Compensation Committee are Messrs. Koeppe and Ostroski, and Dr. Sharp (Chair).

The Audit Committee members are currently Messrs. Ostroski, Ozanne (Chair), and Stern, and Dr. Shaw. The Audit Committee held nine meetings during 2004. The primary functions of the Audit Committee include:

•	selecting the Company’s registered public accounting firm;

•	reviewing the independence of the Company’s registered public accounting firm;

•	reviewing the annual audit plan of the Company’s registered public accounting firm, the results of the independent audit, and the report and recommendations of the registered public accounting firm;

•	evaluating the adequacy of the Company’s internal financial and accounting processes and controls; and

•	reviewing with management and the Company’s registered public accounting firm, the annual and interim financial statements of the Company.

The board of directors has determined that Mr. Ozanne is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

The Nominating and Corporate Governance Committee currently consists of Messrs. Koeppe, Ostroski (Chair), and Ozanne, and Dr. Shaw. The Nominating and Corporate Governance Committee held one meeting during 2004 and approved the nomination of the persons nominated for election as Class II directors at the annual meeting. The primary duties of the Nominating and Corporate Governance Committee include:

•	making recommendations to the board of directors and stockholders of the Company regarding recruitment of new directors, re-election of incumbent directors and tenure and retirement policies for directors;

•	studying and reviewing with management the effectiveness of the organization and conduct of business of the board of directors and making recommendations to the board of directors with respect thereto; and

•	developing and assessing the Company’s corporate governance guidelines and reviewing codes of conduct and management reports on employee compliance.

In identifying and recommending to the board of directors qualified candidates for board membership, the Nominating and Corporate Governance Committee focuses primarily on the following criteria: reputation for integrity, honesty and adherence to high ethical standards; demonstrated business acumen, experience and ability to exercise sound judgment; ability to understand the Company and its industry; ability to understand the interests of the various constituencies of the Company, including stockholders, employees, customers and the general public; and the extent to which the experience, knowledge and abilities of the candidate, combined with that of other board members, will assist the board in fulfilling its responsibilities. The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that candidates must meet in order for the Nominating and Corporate Governance Committee to recommend them to the board of directors, but rather believes that each candidate should be evaluated based on his or her individual merits. The Nominating and Corporate Governance Committee gives appropriate consideration to candidates for board membership nominated by stockholders in accordance with the Company’s bylaws, and shall evaluate such candidates in the same manner as other candidates identified to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may use outside search firms to assist in identifying candidates.

Stockholders wishing to propose director candidates for consideration by the Company may do so by writing to the Secretary of the Company and providing information specified in the Company’s bylaws, including the candidate’s name, address and principal occupation. The Company’s bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the bylaws of the Company to the Secretary of the Company not less than 60 days nor more than 90 days prior to the stockholders’ meeting; provided that, in the event the date of the 2006 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2005 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2006 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2006 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

The Company’s Corporate Governance Guidelines also include a policy regarding communications with the board. The board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate.

Stockholders of the Company and others who have concerns about the conduct of the Company or any of its personnel, including with respect to the Company’s accounting controls or auditing matters, may direct such concerns, in a confidential or anonymous manner, to Lawrence C. Moulthrop, Jr., assistant secretary of the Company. Mr. Moulthrop will communicate concerns regarding accounting, internal controls and other auditing issues to the chairperson of the Audit Committee. Mr. Moulthrop will communicate other concerns, depending on the nature of the matter, to the chairperson of the Nominating and Corporate Governance Committee. If it is unclear whether a communication involves accounting, internal accounting control or other auditing issues or if it involves both accounting, internal accounting controls or other auditing issues and other matters, Mr. Moulthrop will direct such communication to the chairperson of the Audit Committee, with a note to that effect. Mr. Moulthrop may be contacted at Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492.

The Company’s Corporate Governance Guidelines provide that directors are expected to attend the annual meeting of stockholders. In 2004, six directors attended the annual meeting of stockholders.

Compensation of Directors

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. No director who is an employee of the Company receives separate compensation for services rendered as a director.

Non-employee directors appointed to our board of directors receive, upon election, options to purchase a number of shares of common stock equal to 5,000, multiplied by a fraction, the numerator of which is the number of days left until year-end, and the denominator of which is 365. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest immediately. Also, the Company has agreed to grant in January of each year to each non-employee director who continues to serve on the board of directors an additional option to purchase 10,000 shares of common stock. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest one year after grant. In addition, the Chairman of the Board receives options to purchase 5,000 shares of common stock each quarter, non-employee directors who chair a committee receive options to purchase 2,500 shares of common stock each quarter for the first chairmanship, and options to purchase 1,000 shares of common stock for each additional chairmanship. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest ratably over three months after grant.

In addition, the Company has agreed to grant non-employee directors the ability to earn options to purchase shares based upon their participation in board or board committee meetings. Board members who participate in board meetings receive options to purchase 1,500 shares of common stock for each meeting attended or options to purchase 1,000 shares of common stock for each meeting in which the member participated telephonically. Board members who participate in board committee meetings receive options to purchase 1,000 shares of common stock for each meeting attended or options to purchase 500 shares of common stock for each meeting in which the member participated telephonically. Board members can also earn options to purchase 500 shares of common stock for every eight hours of activity not directly related to a committee meeting, with a maximum option to purchase 1,500 shares of common stock per quarter for such activity. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest immediately.

In 2004, the eligible directors received options to purchase an aggregate of 252,000 shares of our common stock. The weighted average exercise price of these options was $2.65.

Compensation of Executive Officers

The table below sets forth, for the years ended December 31, 2004, 2003 and 2002, the total compensation earned by the Company’s Chief Executive Officer and its four other executive officers in the year ended December 31, 2004 whose salary and bonus totaled at least $100,000 for the fiscal year (together, the “Named Executive Officers”). In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or certain other benefits which are available to all of the Company’s salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person’s salary and bonus shown in the table. In the table below, columns required by the regulations of the Securities and Exchange Commission have been omitted where no information was required to be disclosed under those columns.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name And Principal Position	Year	Salary	Bonus		Securities Underlying Options (1)	All Other Compensation (2)
Walter W. Schroeder President	2004 2003 2002	$307,820 306,811 291,520	$	— 40,000 —	86,277 40,000 55,500	$11,218 10,218 8,718
Robert J. Friedland Senior Vice President of Hydrogen Technology Group	2004 2003 2002	140,289 149,507 156,163		32,000 10,000 —	28,643 15,000 7,750	5,572 5,835 5,845

Clint Coleman (3) President—Northern Power Systems, Inc	2004 2003	189,405 142,293		— 10,900	— 244,878	4,490 3,201

Mark E. Murray (3) President—Proton Energy Systems, Inc.	2004	45,000		25,000	125,000	—

Darren R. Jamison (3) Chief Operating Officer—Northern Power Systems, Inc.	2004	154,452		—	150,000	3,302

(1)	Represents the number of shares of common stock subject to options granted during the respective years. The Company has never granted any stock appreciation rights.
(2)	Includes disability insurance premiums paid on behalf of the Named Executive Officer. Also includes medical insurance premiums of $1,600 paid on behalf of Mr. Coleman. In addition, in 2004, 2003 and 2002, the Company made 401(k) matching contributions to Mr. Schroeder ($8,000 in 2004, $7,000 in 2003 and $5,500 in 2002), Mr. Friedland ($4,288 in 2004, $4,551 in 2003 and $4,561 in 2002), Mr. Coleman ($2,890 in 2004, $2,803 in 2003), and Mr. Jamison ($3,302 in 2004).
(3)	Mr. Coleman joined the Company as president—Northern Power Systems, Inc. as part of the Northern Power Systems acquisition in December 2003. Mr. Murray joined the Company as president—Proton Energy Systems, Inc. in September 2004. Mr. Jamison joined the Company as executive vice president of operations of Northern Power Systems, Inc. in February 2004 and became chief operating officer—Northern Power Systems, Inc. in December 2004.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options during the year ended December 31, 2004 to the Named Executive Officers. All of these options were granted at fair market value as determined by the board of directors on the date of grant. The Company granted no stock appreciation rights during the year ended December 31, 2004.

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Number of Shares Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Market Price on Grant Date	Expiration
						5%	10%
Walter W. Schroeder	6,388	0.6%	3.41	3.41	2/12/2014	$13,699	$ 34,717
Walter W. Schroeder	79,889	7.9%	3.41	3.41	2/12/2014	171,324	434,170
Robert J. Friedland	14,321	1.4%	3.41	3.41	2/12/2014	30,712	77,830
Robert J. Friedland	14,322	1.4%	3.41	3.41	2/12/2014	30,714	77,835
Mark E. Murray	125,000	12.3%	1.62	1.62	9/27/2014	127,351	322,733
Darren R. Jamison	50,000	4.9%	3.30	3.30	2/9/2014	103,768	262,968
Darren R. Jamison	100,000	9.8%	2.34	2.34	12/6/2014	147,161	372,936

(1)	Each option cumulatively vests as to one-quarter of the shares on approximately the first, second, third and fourth anniversaries of the grant date and expires ten years from the date of grant.

Option Exercises and Fiscal Year-End Option Values

The table below sets forth information concerning options exercised by each of the Named Executive Officers during the year ended December 31, 2004 and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2004. No stock appreciation rights were exercised during fiscal 2004 by the Named Executive Officers or were outstanding at year end.

Option Exercises and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Walter W. Schroeder	66,836	$239,358	625,931	179,499	$239,351	$—
Robert J. Friedland	75,018	255,061	194,029	59,033	76,517	—
Clint Coleman	10,057	17,097	120,053	54,829	272,217	87,853
Mark E. Murray	—	—	—	125,000	—	110,000
Darrin R. Jamison	—	—	—	150,000	—	16,000

The value of unexercised in-the-money options at fiscal year-end has been calculated on the basis of $2.50, which was the last sales price per share of the common stock on December 31, 2004, as reported on the NASDAQ National Market, less the per-share exercise price.

Certain Transactions

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require the Company to indemnify such directors and executive officers to the fullest extent permitted by Delaware law.

Other Related Party Transactions

There were no related party transactions in 2004.

At the time of the Northern Power Systems acquisition, Dr. Shaw served as chairman of the board of directors of Northern and chairman of the board of directors of Proton. Venture funds affiliated with Dr. Shaw then owned approximately 12% of the common stock of Proton and 52% of the stock of Northern. Due to these interests, the board of directors of Northern appointed a special transaction committee composed of three directors, none of whom were affiliated with Proton, to conduct negotiations with respect to the Northern merger on behalf of Northern, and the board of directors of Proton appointed a special transaction committee composed of three directors, none of whom were affiliated with Northern, to conduct negotiations with respect to the Northern merger on behalf of Proton. Dr. Shaw did not participate in these negotiations. In the acquisition, the funds affiliated with Dr. Shaw received an aggregate of $9,031,597 in cash, 1,025,873 shares of the Company’s common stock and warrants to purchase 1,083,031 shares of the Company’s common stock in exchange for their shares of Northern stock.

Northern has in the past engaged Paul F. Koeppe, a stockholder and member of the board of directors of the Company, and formerly a member of the board of directors of Northern, as a consultant on general business strategy and intellectual property protection issues. No amounts were paid to Mr. Koeppe from the date of acquisition of Northern through December 31, 2004.

Compensation Committee Report on Executive Compensation

This report addresses the compensation policies of the Company applicable to its officers during fiscal 2004. The Company’s executive compensation program is administered by the Compensation Committee of the board of directors, which is composed of non-employee directors. The Compensation Committee is responsible for determining the compensation package of each executive officer, including the chief executive officer. In fiscal 2004, the board of directors did not modify in any material way or reject any action or recommendation of the Compensation Committee with respect to executive officer compensation.

Executive Compensation Program

The Company’s primary objective in developing executive compensation policies is to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the stockholders of the Company.

The Company’s executive compensation program consists of base salary, annual incentive compensation, and long-term equity incentives in the form of stock options. Executive officers also are eligible to participate in certain benefit programs which are generally available to all employees of the Company, such as life insurance benefits, the 2003 Employee Stock Purchase Plan and the Company’s 401(k) savings plan.

Base Salary.    At the beginning of each year, the Compensation Committee establishes an annual salary plan for the Company’s senior executive officers based on each individual’s current base salary, base salaries paid by comparable companies to executives with similar experience and responsibilities, the Company’s performance and the individual’s performance as measured by specific objectives.

Annual Incentive Compensation.    The Company’s executive bonus program is designed to provide its senior executive officers with cash incentives to achieve the Company’s goals. At the beginning of each year, the Compensation Committee establishes target annual bonuses for each executive officer, based on specific corporate and business unit target performance metrics, and individual objectives. Cash bonuses are typically paid annually. For fiscal 2004, annual cash bonuses were paid to two of the Named Executive Officers totaling $57,000.

Long-Term Equity Incentives.    The Company’s stock option program is designed to promote the identity of long-term interests between the Company’s employees and its stockholders and to assist in the retention of employees. The size of an executive’s option grant is generally intended by the Compensation Committee to reflect the executive’s position with the Company and his expected future contributions to the Company. Executive stock options typically vest over a four-year period to encourage continued employment by the Company. In fiscal 2004, all stock options were granted at an option price equal to the fair market value of the common stock on the date of the grant.

Benefits

The Company’s executive officers are entitled to receive medical and life insurance benefits and to participate in the Company’s 401(k) retirement savings plan on the same basis as other full-time employees of the Company. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary and bonus for fiscal 2004 for any of the Named Executive Officers.

Summary of Compensation of President

In fiscal 2004, Mr. Schroeder, the Company’s president, received base compensation of $307,820 and options to purchase 86,277 shares of common stock. Mr. Schroeder’s base salary was set by the Compensation Committee in the manner described above. Mr. Schroeder’s stock option grants were based on Mr. Schroeder’s position with the Company and the Company’s achievement of certain objectives for 2003, including technical and product achievements, product shipments, financial targets, organizational goals, strategic initiatives, and the creation of shareholder value.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s chief executive officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to the Company’s executive officers through option issuances under the Company’s stock incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company’s stock incentive plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

By the Compensation Committee of the board of directors.

Paul F. Koeppe

Gerald B. Ostroski

Philip R. Sharp

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Koeppe, Mr. Ostroski, and Dr. Sharp (Chair). No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Company’s board of directors is composed of four members, all of whom are independent as defined by the rules of the NASDAQ Stock Market.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2004 and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting, and management’s assessment of the internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial personnel and the Company’s registered public accounting firm, the following:

•	the plan for, and the Company’s registered public accounting firm’s report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with generally accepted accounting principles.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with the Company’s registered public accounting firm. SAS 61 requires the Company’s registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the Company’s registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in such firm’s professional judgment may reasonably be thought to bear on independence, confirm their independence and engage in a discussion of independence. The Audit Committee also considered whether the Company’s registered public accounting firm’s provision of certain other, non-audit related services to the Company, which are referred to below under “Proposal 4—Ratification of Selection of Registered Public Accounting Firm,” is compatible with maintaining such firm’s independence from the Company.

Based on its discussions with management and the Company’s registered public accounting firm, and its review of the representations and information provided by management and the Company’s registered public accounting firm, the Audit Committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

By the Audit Committee of the board of directors.

Gerald B. Ostroski

James H. Ozanne

Theodore Stern

Robert W. Shaw, Jr.

Comparative Stock Performance

The following graph compares the cumulative total stockholder return on the Common Stock of the Company from September 28, 2000 (the first trading date following the Company’s initial public offering) to December 31, 2004 with the cumulative total return of (i) the NASDAQ Stock Market and (ii) a peer group, selected by the Company, consisting of companies that develop fuel cell products (the “Peer Group”). The Peer Group is composed of Ballard Power Systems, Inc., FuelCell Energy, Inc., Hydrogenics Corporation, Millenium Cell Inc., Plug Power Inc., and Stuart Energy Systems Corporation (the “Peer Index”). This graph assumes the investment of $100.00 on September 29, 2000 in the Company’s common stock, the NASDAQ Stock Market and the Peer Index, and assumes any dividends are reinvested. Stuart Energy Systems Corporation is listed on the Toronto Stock Exchange and is not listed on any United States stock exchange or the NASDAQ Stock Market.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 with respect to shares of the Company’s common stock that may be issued under equity compensation plans:

	A	b	c
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Column (a))
Equity Compensation Plans Approved by Shareholders:
2003 Employee Stock Purchase Plan	—	$—	105,077
1996 and 1998 Stock Option Plans, 2000 and 2003 Stock Incentive Plans	3,130,950	$6.33	1,845,146
Equity Compensation Plans Not Approved by Shareholders:
None	—	$—	—

PROPOSAL 2—APPROVAL OF MATERIAL TERMS AND CONTINUANCE OF 2003 STOCK INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE AND APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2003 STOCK INCENTIVE PLAN FROM 7,700,000 SHARES TO 8,600,000 SHARES

General

Our 2003 Stock Incentive Plan was adopted by our board of directors and approved by the sole stockholder of the Company prior to the Northern Power Systems acquisition in July 2003. All of our employees, officers, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock based awards under the plan. As of December 31, 2004, an aggregate of 7,700,000 shares of our common stock have been reserved for issuance under the plan, 3,130,950 shares were subject to outstanding options and 1,845,146 shares remained available for future grant. As further described below, on March 24, 2005, the board of directors approved, subject to stockholder approval, an increase in the number of shares of common stock authorized for issuance under the plan from 7,700,000 shares to 8,600,000 shares. The material terms of the 2003 Stock Incentive Plan are summarized below.

Proposal

We are asking our stockholders to approve the material terms and continuance of the 2003 Stock Incentive Plan again to preserve certain corporate income tax deductions that may become available to us. As explained below under “U.S. Federal Income Tax Consequences”, under the tax rules applicable to stock options, we are normally entitled to a deduction for federal tax purposes in the same amount as the ordinary income recognized by an individual who exercises a nonstatutory stock option. We are also normally entitled to a deduction for federal tax purposes equivalent to any ordinary income recognized by the holder of an incentive stock option if certain holding periods are not satisfied before the underlying stock is sold.

However, Section 162(m) of the Code limits the deductions available to us for federal income tax purposes to the extent that, at the end of a given year, our chief executive officer or any of our four other most highly compensated executive officers receive more than $1.0 million in compensation in any single year. For purposes of Section 162(m), compensation includes the amount of ordinary income that may be recognized by an option holder as outlined above. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if the individual’s total compensation exceeds $1.0 million in a single year. Options granted under the plan are generally designed to qualify as compensation within the meaning of Section 162(m). For these options to continue to qualify as “performance-based” compensation under Section 162(m), applicable tax regulations require that our stockholders re-approve the material terms and continuance of the plan. Although we do not intend to provide our executive officers with cash compensation in excess of $1.0 million in any single year, the benefits received upon exercise of stock options, restricted stock awards and stock appreciate rights may exceed this amount in any single year.

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. Likewise, we believe that it is in our and our stockholders’ best interests to preserve to the maximum allowable extent tax deductions that may potentially be available to us.

In order for awards granted under the plan to comply with Section 162(m) after the meeting, the continuance of the plan must be approved by the stockholders. If the stockholders do not vote to continue the plan, we will not make any further awards under the plan. Even if the stockholders do vote to continue the plan, however, awards granted thereunder will only be treated as qualified performance-based compensation under Section 162(m) if the grant of such awards complies with all other requirements of Section 162(m). There can be no assurance that compensation attributable to all awards granted under the plan will be treated as qualified performance-based compensation under Section 162(m).

During 2004, options to purchase shares of our common stock were granted to our named executive officers, as forth above in the table captioned “Option Grants in Last Fiscal Year.” During 2004, options to purchase an aggregate of 449,387 shares of our common stock were granted to all our current executive officers as a group at an average weighted exercise price of $2.66 per share. In addition, during 2004 options to purchase an aggregate of 252,000 shares of our common stock were granted to all our non-executive directors as a group at an average weighted exercise price of $2.65 per share. Options were also granted in 2004 to all of our other employees as a group to purchase 315,864 shares of our common stock at an average weighted exercise price of $3.11 per share. The number of options or other awards to be granted in the future to our executive officers and to other employees is not determinable at this time.

On March 24, 2005, the board of directors approved, subject to stockholder approval, an increase in the number of shares of common stock authorized for issuance under the plan from 7,700,000 shares to 8,600,000 shares. The board has approved this increase because it believes that the number of shares currently available under the plan is not sufficient to satisfy the Company’s incentive compensation needs. The board of directors believes that continued grants of stock options, as well as grants of restricted stock and other stock-based awards, will be an important element in attracting and retaining key employees who are expected to contribute to the our growth and success.

Summary of the 2003 Stock Incentive Plan

The following summary of the 2003 Stock Incentive Plan as currently in effect is qualified in its entirety by the specific language of the plan included as Appendix A to this proxy statement.

Our 2003 Stock Incentive Plan was adopted by our board of directors and our sole stockholder in July 2003. The 2003 Stock Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-statutory stock options, restricted stock awards and other stock-based awards. A total of 7,700,000 shares of common stock were initially authorized for issuance under the 2003 Stock Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted to any participant under the 2003 Stock Incentive Plan may not exceed 500,000 shares per calendar year. In connection with the Northern Power Systems acquisition in 2003, we also agreed that options previously issued under Northern’s 1998 Stock Option Plan, Proton’s 1996 Stock Option Plan and Proton’s 2000 Stock Incentive Plan, as well as options issued under the 2003 Stock Incentive Plan, would be exercisable to purchase shares authorized for issuance under the 2003 Stock Incentive Plan.

The Company’s officers, employees, directors and consultants (including those of Northern and Proton), directors, consultants and advisors are eligible to receive awards under the 2003 Stock Incentive Plan. Under present law, however, incentive stock options may only be granted to employees of the Company or its subsidiaries.

Incentive Stock Option and Non-statutory Stock Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price, subject to the terms and conditions of the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our common stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the common stock on the date of grant, or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the combined voting power of all classes of our stock or the stock of any of our subsidiaries. The 2003 Stock Incentive Plan permits the our board of directors to determine how optionees may pay the exercise price of their options, including by cash or check, in a “cashless exercise” through a broker, or by surrender of shares of common stock, delivery of a promissory note or any combination of the permitted forms of payment.

Stock Appreciation Rights.    A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in common stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards.    Restricted stock awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Other Stock-Based Awards.    Under the 2003 Stock Incentive Plan, the board of directors has the right to grant other awards based upon the common stock having such terms and conditions as the board of directors may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock, and the grant of awards entitling recipients to receive shares of common stock to be delivered in the future.

Our board of directors administers the 2003 Stock Incentive Plan. The board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2003 Stock Incentive Plan and to interpret its provisions. It may delegate authority under the 2003 Stock Incentive Plan to one or more committees of the board of directors. The board of directors has authorized the Compensation Committee of the board of directors to administer the 2003 Stock Incentive Plan, including the granting of options to our executive officers. Subject to any applicable limitations contained in the 2003 Stock Incentive Plan, the board of directors or Compensation Committee, as the case may be, selects the recipients of awards and determines:

•	the number of shares of common stock covered by options and the dates upon which such options become exercisable;

•	the exercise price of options;

•	the duration of options; and

•	the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

In the event of a merger or other reorganization event, the board of directors must provide that all outstanding options or other stock-based awards under the 2003 Stock Incentive Plan be assumed or substituted for by the acquiror. If any of these events constitutes a change in control, and if within one year of the change in control, the optionee’s employment is terminated without cause or the optionee leaves for good reason, then the assumed or substituted or other stock-based awards will be immediately exercisable in full or free from restrictions, as the case may be. In the event of a liquidation or dissolution, all options will become immediately exercisable ten days prior to such event and will terminate upon the occurrence of such event.

No award may be granted under the 2003 Stock Incentive Plan after July 2013, but the vesting and effectiveness of awards granted before those dates may extend beyond those dates. Our board of directors may at any time amend, suspend or terminate the 2003 Stock Incentive Plan.

Options granted under the plan are not generally transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. Options granted under the plan must generally be exercised within three months of the optionee’s separation of service, or within twelve months after such optionee’s termination by death or disability, but in no event later than the expiration of the option’s ten-year term.

U.S. Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2003 Stock Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by Distributed Energy Systems Corp. or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options.    A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with any other stock-based award granted under the 2003 Stock Incentive Plan will vary based upon the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provision or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award of underlying common stock.

Tax Consequences to Us.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing is only a summary of the federal income taxation of awards granted under the 2003 Stock Incentive Plan. Reference should be made to the applicable provisions of the Code. The Summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE MATERIAL TERMS AND CONTINUANCE OF OUR 2003 STOCK INCENTIVE PLAN FOR SECTION 162(m) PURPOSES AND APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2003 STOCK INCENTIVE PLAN FROM 7,700,000 SHARES TO 8,600,000 SHARES ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3—APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2003 EMPLOYEE STOCK PURCHASE PLAN

FROM 250,000 SHARES TO 550,000 SHARES

General

Our 2003 Employee Stock Purchase Plan was adopted by our board of directors and approved by the sole stockholder of the Company prior to the Northern Power Systems acquisition in July 2003. All employees of the Company, including employees of Northern and Proton, and directors who are employees, whose customary employment is more than 20 hours per week and for more than five months in any calendar year and have been employed for at least six months, are eligible to participate in the purchase plan. As of December 31, 2004, an aggregate of 250,000 shares of our common stock have been reserved for issuance under the plan, 144,923 shares have been purchased under the plan and 105,077 shares remained available for purchase. On March 24, 2005, the board of directors approved, subject to stockholder approval, an increase in the number of shares of common stock authorized for issuance under the plan from 250,000 shares to 550,000 shares. The board of directors has approved this increase it believes that the number of shares currently available under the plan is insufficient to satisfy the expected share requirements under the plan. The board of directors believes that continued ability of our employees to purchase shares under the plan will be an important element in attracting and retaining key employees who are expected to contribute to our growth and success.

Summary of the 2003 Employee Stock Purchase Plan

The following summary of the 2003 Employee Stock Purchase Plan as currently in effect is qualified in its entirety by the specific language of the plan included as Appendix B to this proxy statement.

The 2003 Employee Stock Purchase Plan was adopted by our board of directors and sole stockholder in July 2003. The purchase plan initially authorized the issuance of up to a total of 250,000 shares of our common stock to participating employees.

All of our employees, including employees of Northern and Proton, and directors who are employees, whose customary employment is more than 20 hours per week and for more than five months in any calendar year and have been employed for at least six months, are eligible to participate in the purchase plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of our stock are not eligible to participate.

On the first day of a designated payroll deduction period, or offering period, we will grant to each eligible employee who has elected to participate in the purchase plan an option to purchase shares of our common stock as follows: the employee may authorize up to 10% of his or her base pay (and certain sales commissions, as determined by our board of directors) to be deducted from his or her base pay during the offering period. On the last day of this offering period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. Under the terms of the purchase plan, the option price is an amount equal to 85% of the closing price, as defined in the purchase plan, per share of our common stock on either the first day or the last day of the offering period, whichever is lower. In no event may an employee purchase in any one offering period a number of shares that exceeds the number of shares determined by dividing (i) $2,083, multiplied by the number of full months in the offering period, by (ii) the average market price of a share of our common stock on the commencement date of the offering period. Our Compensation Committee may, in its discretion, choose an offering period of 12 months or less for each offering, choose a different offering period for each offering and choose an option price greater than 85% (but not greater than 100%) of the applicable closing price.

No employee may be granted an option under the 2003 Employee Stock Purchase Plan (or any other stock purchase plan of our subsidiaries) to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined on the offering commencement date) for each calendar year in which the option is outstanding at any time.

An employee who is not a participant on the last day of the offering period is not entitled to exercise any option, and the employee’s accumulated payroll deductions will be refunded. An employee’s rights under the purchase plan terminate upon voluntary withdrawal from the purchase plan at any time, or when the employee ceases employment for any reason, except that upon termination of employment because of death, the employee’s beneficiary has a right to elect to exercise the option to purchase the shares which the accumulated payroll deductions in the participant’s account would purchase at the date of death.

Because participation in the purchase plan is voluntary, we cannot now determine the number of shares of common stock to be purchased by any of its current executive officers, by all of its current executive officers as a group or by its non-executive employees as a group.

U.S. Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 2003 Employee Stock Purchase Plan and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement and assumes that the plan is operated in a manner consistent with Section 423 of the Code. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants.    A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit.

Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Us.    There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2003 EMPLOYEE STOCK PURCHASE PLAN FROM 250,000 SHARES TO 550,000 SHARES IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4—RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has selected the firm of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm for the current fiscal year. Although stockholder approval of the board of directors’ selection of PricewaterhouseCoopers is not required by law, the board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of PricewaterhouseCoopers. PricewaterhouseCoopers served as the Company’s registered public accounting firm for the year ended December 31, 2004.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Aggregate Audit Fees for 2004 and 2003

During the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP was employed principally to perform the annual audit and to render audit-related and tax services. Pursuant to the Audit Committee charter, all PricewaterhouseCoopers LLP services must be pre-approved by the Audit Committee. Fees paid to PricewaterhouseCoopers LLP for each of the last two fiscal years are listed in the following table.

	2004		2003
Audit fees	$237,165	(a)	$138,014	(a)
Audit-related fees	222,200	(b)	440,675	(c)
Tax fees	50,275	(d)	12,675	(d)
All other fees	—		—

Total	$509,640		$591,364

(a)	All of these fees are for the audit of our financial statements, the audit of our internal control over financial reporting, quarterly reviews, and accounting consultations related to the audited financial statements, which occurred in 2004 and 2003, respectively.
(b)	These fees include $35,200 related to the acquisition of Northern Power Systems and $187,000 for fees associated with testing of internal controls.
(c)	All of these fees were related to the acquisition of Northern Power Systems. These fees include due diligence, audit, quarterly reviews, Form S-4 and proxy reviews, and accounting consultations related to the audited financial statements of Northern Power Systems.
(d)	All of these fees are for tax return preparation and review, as well as tax related consultations with respect to the preparation of tax returns.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the Company’s registered public accounting firm. These procedures include reviewing a budget for audit and permitted non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. In addition, the Audit Committee has established a policy that the fees paid for non-audit services are less than the fees paid for audit services. Audit Committee approval is required to exceed the budget amount for a particular category of non-audit services and to engage the Company’s registered public accounting firm for any non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the Company’s registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the Company’s registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, the Company believes that during 2004 the Reporting Persons complied with all Section 16(a) filing requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or phone number: Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492, telephone (203) 678-2000, Attention: John A. Glidden, Secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER MATTERS

The board of directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

To be considered for inclusion in the proxy statement for the 2006 Annual Meeting of Stockholders, stockholder proposals, including director nominations, must be submitted to the Secretary of the Company at its principal executive offices at 10 Technology Drive, Wallingford, Connecticut 06492 no later than the close of business on December 22, 2005.

If a stockholder of the Company wishes to present a proposal, including director nominations, directly at the 2006 Annual Meeting, but does not wish to have the proposal considered for inclusion in the proxy statement, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the first anniversary of the 2005 Annual Meeting; provided that, in the event the date of the 2006 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2005 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2006 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2006 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2006 Annual Meeting, the proxies designated by the board of directors of the Company will have discretionary authority to vote on any such proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

John A. Glidden

Secretary

April 22, 2005

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOU MAY ALSO VOTE ELECTRONICALLY AS DIRECTED ON THE PROXY. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

DISTRIBUTED ENERGY SYSTEMS CORP.

2003 STOCK INCENTIVE PLAN

1.    Purpose

The purpose of this 2003 Stock Incentive Plan (the “Plan”) of Distributed Energy Systems Corp., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2.    Eligibility

All of the Company’s employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant.”

3.    Administration, Delegation

(a)    Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.    Stock Available for Awards

(a)    Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 8,600,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

(b)    If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(c)    Per-Participant Limit. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 shares per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

5.    Stock Options

(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b)    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and shall be subject to and construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c)    Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price of all Incentive Stock Options shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Incentive Stock Option is granted.

(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e)    Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)	in cash or by check, payable to the order of the Company;

(2)	except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(3)	when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

(4)	payment of such other lawful consideration as the Board may determine; or

(5)	by any combination of the above permitted forms of payment.

6.    Restricted Stock

(a)    Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b)    Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7.    Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.    Adjustments for Changes in Common Stock and Certain Other Events

(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(c), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

(b)    Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

(c)    Reorganization and Change in Control Events

(1)	Definitions

(a)	A “Reorganization Event” shall mean:

(i)	any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

(ii)	any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

(b)	A “Change in Control Event” shall mean:

(i)	the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)

the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business

Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(c)	“Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

(d)	“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(2)	Effect on Options

(a)

Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event and on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the number of shares subject to the Option which were not already vested shall be exercisable upon the occurrence of such Reorganization Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(b)	Change in Control Event that is not a Reorganization Event. Following the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of such Option shall be accelerated in part so that the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable.

(3)	Effect on Restricted Stock Awards

(a)	Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

(b)

Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), if on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without

Cause by the Company or the acquiring or succeeding corporation, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions.

(4)	Effect on Other Awards

(a)	Reorganization Event that is not a Change in Control Event. The Board shall specify the effect of a Reorganization Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

(b)	Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), if on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, the vesting schedule of all other Awards shall be accelerated in part so that the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become exercisable, realizable, vested or free from conditions or restrictions.

(5)	Limitations. Notwithstanding the foregoing provisions of this Section 8(c), if the Change in Control Event is intended to be accounted for as a “pooling of interests” for financial accounting purposes, and if the acceleration to be effected by the foregoing provisions of this Section 8(c) would preclude accounting for the Change in Control Event as a “pooling of interests” for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

(6)	Proton/Northern. The merger transactions whereby subsidiaries of the Company are merged into Proton Energy Systems, Inc. and Northern Power Systems, Inc. shall not be deemed to be either a Reorganization Event or a Change in Control Event.

9.    General Provisions Applicable to Awards

(a)    Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e)    Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)    Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)    Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.    Miscellaneous

(a)    No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required under Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

(e)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors of Distributed

Energy Systems Corp. on July 22, 2003.

Approved by the stockholders of Distributed

Energy Systems Corp. on July 22, 2003.

Amended by the Board of Directors of Distributed

Energy Systems Corp., subject to stockholder

approval, on March 24, 2005

APPENDIX B

DISTRIBUTED ENERGY SYSTEMS CORP.

2003 Employee Stock Purchase Plan

The purpose of this 2003 Employee Stock Purchase Plan (the “Plan”) of Distributed Energy Systems Corp. (the “Company”) is to provide eligible employees of the Company and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Five Hundred Fifty Thousand (550,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistently therewith.

1.    Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.    Eligibility. All employees of the Company, including members of the Board of Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.    Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings will begin each January 1, April 1, July 1 and October 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a three-month period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of 12 months or less for subsequent Offerings. Notwithstanding anything to the contrary, the first Plan Period shall begin on the first day of the first fiscal quarter beginning after the closing of a firm commitment, registered initial public offering by the Company or, if later, the date that the Company has filed with the United States Securities and Exchange Commission an effective Registration Statement on Form S-8 for purposes of registering under the Securities Act of 1933, as amended, all shares of Common Stock issuable under this Plan, and shall end on the June 30 or December 31 first thereafter occurring.

4.    Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least 15 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5.    Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at any whole percentage (up to 10%) of Compensation, with any change in Compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee. No employee may be granted an Option (as defined in Section 9) which permits his or her rights to purchase stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.    Deduction Changes. An employee may decrease or discontinue his or her payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his or her payroll deduction during a Plan Period. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.    Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.    Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9.    Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price is less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the NASDAQ National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. The Board or the Committee may in its discretion establish a higher Option Price provided that such Option Price is not greater than 100% of the applicable closing price.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the Option Price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10.    Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11.    Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12.    Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

13.    Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14.    Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.    Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.    Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his or her account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.    Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18.    Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.    Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the NASDAQ National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21.    Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23.    Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24.    Effective Date and Approval of Shareholders. The Plan shall take effect on July 22, 2003 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors of Distributed

Energy Systems Corp. on July 22, 2003.

Approved by the stockholders of Distributed

Energy Systems Corp. on July 22, 2003.

Amended by the Board of Directors of Distributed

Energy Systems Corp., subject to stockholder

approval, on March 24, 2005.

DISTRIBUTED ENERGY SYSTEMS CORP. 10 TECHNOLOGY DRIVE WALLINGFORD, CT 06492

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTO DATA PROCESSING

INVESTOR COMM SERVICES

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Distributed Energy Systems Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Distributed Energy Systems Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE

123,456,789,012.00000

000000000000

A/C

1234567890123456789

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        ☒

DESYS1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DISTRIBUTED ENERGY SYSTEMS CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

02

0000000000

215482612472

For Withhold For All All For All Except

To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.

Vote on Directors

For

Against

Abstain

1. To elect the following two (2) Class II directors (except as marked at right) for a three (3) year term.

Nominees:

01) James H. Ozanne

02) Theodore Stern

Vote on Proposals

2. To approve the continuance of the 2003 Stock Incentive Plan and the increase in the number of shares authorized for issuance under the plan from 7,700,000 shares to 8,600,000 shares.

3. To approve the increase in the number of shares authorized for issuance under the 2003 Employee Stock Purchase Plan from 250,000 shares to 550,000 shares.

4. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm for the current fiscal year.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address or provide comments pertaining to the account, please check the box at right and indicate your new address or comments in the space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.

AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

Please indicate if you plan to attend this meeting

Yes

No

Signature [PLEASE SIGN WITHIN BOX]

Date

P14654

Signature (Joint Owners)

Date

123,456,789,012

25475V104

22

ANNUAL MEETING OF STOCKHOLDERS OF

DISTRIBUTED ENERGY SYSTEMS CORP.

Thursday, June 9, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

DISTRIBUTED ENERGY SYSTEMS CORP.

Proxy for the Annual Meeting of Stockholders to be held Thursday June 9, 2005

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned having received notice of the meeting and management’s proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Walter W. Schroeder and John A. Glidden, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Distributed Energy Systems Corp. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Inn at Middletown, 70 Main Street, Middletown, Connecticut, on Thursday, June 9, 2005 at 11:00 a.m. local time, and at any adjournment thereof (the “Meeting”).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)